UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2024

ESH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41718	87-4000684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Ave S, Suite 89898

New York, NY 10003

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-287-5022

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	ESHAU	The Nasdaq Global Market
Class A shares	ESHA	The Nasdaq Global Market
Rights	ESHAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.03 below with respect to the Trust Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth below in Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2024, ESH Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, holders of 13,588,442 of the Company’s shares of common stock were represented in person or by proxy, which represented approximately 92.68% of the shares of common stock issued and outstanding and entitled to vote as of the record date of October 31, 2024.

At the Special Meeting, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide the Company with the right to extend the date by which the Company must consummate its initial business combination (the “Business Combination”), for up to 12 additional one-month periods after December 16, 2024 (and ultimately no later than December 16, 2025) (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”). The Company’s shareholders also approved a proposal to amend the Investment Management Trust Agreement, dated June 13, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to give the Company the right to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, for up to 12 additional one-month periods after December 16, 2024 (and ultimately no later than December 16, 2025) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”).

The Company filed the Extension Amendment with the Secretary of State of the State of Delaware on December 4, 2024.

The foregoing description of the Extension Amendment and the Trust Amendment is qualified in its entirety by the full texts of the Extension Amendment and the Trust Amendment, which are filed as Exhibit 3.1 and Exhibit 10.1 hereto, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The vote tabulation for the Extension Amendment Proposal and the Trust Amendment Proposal is set forth below.

Approval of Proposal 1-Extension Amendment Proposal

Votes For	Votes Against	Abstentions
10,154,418	3,434,024	0

Approval of Proposal 2-Trust Amendment Proposal

Votes For	Votes Against	Abstentions
10,154,418	3,434,024	0

A proposal to adjourn the Special Meeting to a later date was not presented because there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Item 8.01. Other Events.

On December 2, 2024, ESH Acquisition Sponsor LLC (the “Sponsor”) elected to convert 2,865,000 of the 2,875,000 shares of Class B common stock held by the Sponsor into 2,865,000 shares of Class A common stock pursuant to Section 4.3(b)(i) of Article IV of the Company’s existing Amended and Restated Certificate of Incorporation (such shares the “Converted Shares” and such conversion the “Conversion”).  The Conversion is effective as of December 2, 2024.

The Converted Shares are subject to the same restrictions as applied to the Class B founder shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering. The Sponsor, with respect to itself, acknowledged that it has no right, title, interest or claim of any kind in or to any monies held in the trust account or any other asset of the Company as a result of any liquidation of the Company with respect to the Converted Shares held by it.

In connection with the votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the holders of 10,760,119 shares of Class A common stock properly exercised their right to redeem their shares for cash.

After giving effect to the redemptions and Conversion described above, there will be (i) an aggregate of 3,892,381 shares of Class A common stock outstanding, comprised of 1,027,381 shares of Class A common stock held by public shareholders and 2,865,000 shares of Class A common stock that were converted from the Class B founder shares, and (ii) 10,000 remaining Class B founder shares.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of ESH Acquisition Corp., dated December 4, 2024
10.1	Amendment No. 1 to Investment Management Trust Agreement, dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2024	ESH ACQUISITION CORP.

	By:	/s/ James Francis
	Name:	James Francis
	Title:	Chief Executive Officer